Exhibit 99.2

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2014					2013					2012				
	March 31	June 30	September 30	December 31	Dec. 31/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD
Period-End Balance Sheet															
Assets:															
Cash and cash equivalents	$ 592,312	$ 477,973	$ 676,583	$ 606,262	$ 606,262	$ 553,316	$ 784,105	$ 899,238	$ 587,241	$ 587,241	$ 486,373	$ 478,162	$ 518,374	$ 716,266	$ 716,266
Securities available-for-sale, at fair value	1,080,750	1,050,475	997,420	1,187,009	1,187,009	1,246,679	1,223,486	1,162,911	1,112,725	1,112,725	1,183,975	1,174,931	1,191,582	1,082,403	1,082,403
Securities held-to-maturity, at amortized cost	43,251	26,471	26,776	26,555	26,555	31,443	30,373	29,847	44,322	44,322	56,319	60,933	41,944	34,295	34,295
FHLB and FRB stock	35,161	35,588	35,588	37,558	37,558	47,232	35,161	35,161	35,161	35,161	46,750	46,750	47,232	47,232	47,232
Loans held-for-sale	2,111	21,125	24,504	9,459	9,459	-	1,589	1,191	4,739	4,739	1,500	-	90,011	-	-
Loans:															
Commercial and industrial	1,917,396	2,073,018	2,208,166	2,253,556	2,253,556	1,659,872	1,743,139	1,792,561	1,830,638	1,830,638	1,496,966	1,597,427	1,610,169	1,631,474	1,631,474
Agricultural	321,343	330,626	347,511	358,249	358,249	274,991	288,632	318,659	321,702	321,702	237,686	272,742	259,787	268,618	268,618
Commercial real estate:															
Office, retail, and industrial	1,348,094	1,312,401	1,422,522	1,478,379	1,478,379	1,344,256	1,319,849	1,336,864	1,353,685	1,353,685	1,366,899	1,391,129	1,330,331	1,333,191	1,333,191
Multi-family	337,332	350,430	559,689	564,421	564,421	298,117	306,182	332,749	332,873	332,873	301,356	308,250	309,509	285,481	285,481
Construction	181,012	195,109	193,445	204,236	204,236	176,242	167,500	175,172	186,197	186,197	242,075	236,534	198,429	186,416	186,416
Other commercial real estate	822,934	798,324	871,825	887,897	887,897	743,076	759,367	790,114	807,071	807,071	829,005	817,071	780,712	773,121	773,121
Home equity and installment	524,418	542,393	586,874	619,217	619,217	415,431	411,126	416,477	471,847	471,847	445,612	437,532	436,500	428,427	428,427
1-4 family mortgages	240,561	241,156	238,172	291,463	291,463	263,286	291,770	286,333	275,992	275,992	217,729	237,341	292,908	282,948	282,948
Total loans, excluding covered loans	5,693,090	5,843,457	6,428,204	6,657,418	6,657,418	5,175,271	5,287,565	5,448,929	5,580,005	5,580,005	5,137,328	5,298,026	5,218,345	5,189,676	5,189,676
Covered loans	122,387	104,867	90,875	79,435	79,435	186,687	171,861	153,305	134,355	134,355	251,376	230,047	216,610	197,894	197,894
Allowance for loan and covered loan losses	(80,632)	(78,326)	(73,106)	(72,694)	(72,694)	(97,591)	(94,110)	(90,828)	(85,505)	(85,505)	(116,264)	(116,182)	(102,445)	(99,446)	(99,446)
Net loans	5,734,845	5,869,998	6,445,973	6,664,159	6,664,159	5,264,367	5,365,316	5,511,406	5,628,855	5,628,855	5,272,440	5,411,891	5,332,510	5,288,124	5,288,124
OREO, excluding covered OREO	30,026	30,331	29,165	26,898	26,898	39,994	39,497	35,616	32,473	32,473	35,276	28,309	36,487	39,953	39,953
Covered OREO	7,355	9,825	9,277	8,068	8,068	14,774	13,681	10,477	8,863	8,863	16,990	9,136	8,729	13,123	13,123
FDIC indemnification asset	15,537	10,276	8,699	8,452	8,452	28,958	23,158	18,078	16,585	16,585	58,488	58,302	47,191	37,051	37,051
Investment in bank-owned life insurance	193,673	194,502	195,270	206,498	206,498	206,706	207,081	193,979	193,167	193,167	206,304	206,572	206,043	206,405	206,405
Goodwill and other intangible assets	275,605	274,962	318,511	334,199	334,199	280,240	279,421	277,187	276,366	276,366	282,815	281,981	281,914	281,059	281,059
Other assets	317,893	303,721	328,585	330,022	330,022	342,110	340,457	342,822	312,910	312,910	340,772	342,388	365,159	353,928	353,928
Total assets	$ 8,328,519	$ 8,305,247	$ 9,096,351	$ 9,445,139	$ 9,445,139	$ 8,055,819	$ 8,343,325	$ 8,517,913	$ 8,253,407	$ 8,253,407	$ 7,988,002	$ 8,099,355	$ 8,167,176	$ 8,099,839	$ 8,099,839
Liabilities and Stockholders' Equity:															
Noninterest-bearing deposits	$ 1,961,371	$ 2,025,666	$ 2,295,679	$ 2,301,757	$ 2,301,757	$ 1,738,110	$ 1,855,906	$ 2,020,956	$ 1,911,602	$ 1,911,602	$ 1,637,593	$ 1,727,009	$ 1,773,928	$ 1,762,903	$ 1,762,903
Interest-bearing deposits	4,855,386	4,869,584	5,320,454	5,586,001	5,586,001	4,862,685	5,010,841	4,982,252	4,854,499	4,854,499	4,848,770	4,900,734	4,975,127	4,909,352	4,909,352
Total deposits	6,816,757	6,895,250	7,616,133	7,887,758	7,887,758	6,600,795	6,866,747	7,003,208	6,766,101	6,766,101	6,486,363	6,627,743	6,749,055	6,672,255	6,672,255
Borrowed funds	223,699	104,201	132,877	137,994	137,994	208,854	196,603	212,058	224,342	224,342	202,155	189,524	183,691	185,984	185,984
Senior and subordinated debt	190,964	190,996	191,028	200,869	200,869	214,811	214,843	214,876	190,932	190,932	231,106	231,138	231,171	214,779	214,779
Other liabilities	76,674	75,362	106,637	117,743	117,743	77,908	90,479	101,046	70,590	70,590	95,677	72,398	69,824	85,928	85,928
Stockholders' equity	1,020,425	1,039,438	1,049,676	1,100,775	1,100,775	953,451	974,653	986,725	1,001,442	1,001,442	972,701	978,552	933,435	940,893	940,893
Total liabilities and stockholders' equity	$ 8,328,519	$ 8,305,247	$ 9,096,351	$ 9,445,139	$ 9,445,139	$ 8,055,819	$ 8,343,325	$ 8,517,913	$ 8,253,407	$ 8,253,407	$ 7,988,002	$ 8,099,355	$ 8,167,176	$ 8,099,839	$ 8,099,839
Stockholders' equity, excluding OCI	$ 1,040,197	$ 1,054,709	$ 1,068,528	$ 1,116,630	$ 1,116,630	$ 970,340	$ 984,952	$ 1,012,782	$ 1,028,234	$ 1,028,234	$ 983,620	$ 990,419	$ 942,683	$ 956,553	$ 956,553
Stockholders' equity, common	1,020,425	1,039,438	1,049,676	1,100,775	1,100,775	953,451	974,653	986,725	1,001,442	1,001,442	972,701	978,552	933,435	940,893	940,893
Average Balance Sheet															
Total assets	$ 8,282,487	$ 8,416,669	$ 8,768,093	$ 9,232,169	$ 8,677,712	$ 8,071,301	$ 8,259,653	$ 8,403,785	$ 8,374,310	$ 8,278,439	$ 7,957,191	$ 8,113,742	$ 8,227,113	$ 8,139,243	$ 8,109,726
Investment securities	1,167,803	1,113,201	1,067,742	1,095,446	1,110,732	1,175,063	1,256,813	1,250,158	1,211,868	1,223,649	1,163,338	1,238,767	1,220,654	1,144,997	1,191,889
FHLB and FRB stock	35,161	35,517	35,588	36,209	35,622	47,232	40,998	35,162	35,161	39,593	52,531	46,750	47,111	47,232	48,400
Total loans, excluding covered assets	5,578,616	5,778,044	6,195,222	6,452,098	6,003,920	5,148,343	5,180,608	5,379,435	5,516,747	5,307,493	5,089,286	5,213,944	5,353,911	5,160,576	5,204,718
Covered interest-earning assets	143,841	124,909	107,661	93,869	117,406	223,691	203,283	180,497	158,546	191,295	318,569	297,141	276,180	248,971	285,091
Other interest-earning assets	554,607	550,813	495,131	643,283	561,020	598,527	690,459	677,322	627,361	648,576	464,373	448,126	450,917	631,693	502,069
Total interest-earning assets	$ 7,480,028	$ 7,602,484	$ 7,901,344	$ 8,320,905	$ 7,828,700	$ 7,192,856	$ 7,372,161	$ 7,522,574	$ 7,549,683	$ 7,410,606	$ 7,088,097	$ 7,244,728	$ 7,348,773	$ 7,233,469	$ 7,232,167
Demand deposits	$ 1,928,289	$ 2,069,781	$ 2,208,450	$ 2,339,298	$ 2,137,778	$ 1,740,825	$ 1,880,476	$ 1,975,797	$ 1,956,570	$ 1,889,247	$ 1,591,198	$ 1,797,854	$ 1,852,810	$ 1,808,522	$ 1,762,968
Savings deposits	1,159,643	1,189,722	1,231,700	1,306,388	1,222,292	1,107,213	1,144,093	1,127,970	1,126,737	1,126,561	995,955	1,042,099	1,048,430	1,066,611	1,038,379
NOW accounts	1,181,297	1,196,712	1,261,522	1,331,360	1,243,186	1,145,482	1,166,227	1,175,926	1,195,471	1,170,928	1,051,870	1,064,054	1,111,412	1,133,740	1,090,446
Money market deposits	1,311,998	1,334,700	1,413,753	1,506,643	1,392,367	1,251,235	1,274,062	1,343,263	1,356,383	1,306,625	1,184,316	1,176,723	1,234,833	1,268,046	1,216,173
Transactional deposits	5,581,227	5,790,915	6,115,425	6,483,689	5,995,623	5,244,755	5,464,858	5,622,956	5,635,161	5,493,361	4,823,339	5,080,730	5,247,485	5,276,919	5,107,966
Time deposits	1,196,449	1,168,898	1,226,025	1,255,355	1,211,882	1,374,529	1,331,499	1,288,746	1,234,517	1,306,888	1,621,926	1,548,410	1,498,993	1,447,918	1,529,006
Total deposits	6,777,676	6,959,813	7,341,450	7,739,044	7,207,505	6,619,284	6,796,357	6,911,702	6,869,678	6,800,249	6,445,265	6,629,140	6,746,478	6,724,837	6,636,972
Borrowed funds	222,491	164,605	101,674	111,213	149,559	199,891	204,449	203,613	213,761	205,461	203,548	195,934	189,835	185,390	193,643
Senior and subordinated debt	190,949	190,981	191,013	194,137	191,776	214,796	214,828	214,860	207,162	212,896	248,232	231,123	231,156	214,764	231,273
Total funding sources	$ 7,191,116	$ 7,315,399	$ 7,634,137	$ 8,044,394	$ 7,548,840	$ 7,033,971	$ 7,215,634	$ 7,330,175	$ 7,290,601	$ 7,218,606	$ 6,897,045	$ 7,056,197	$ 7,167,469	$ 7,124,991	$ 7,061,888
Stockholders' equity	$ 1,015,402	$ 1,034,589	$ 1,050,881	$ 1,072,682	$ 1,043,566	$ 948,060	$ 960,501	$ 983,456	$ 996,459	$ 972,283	$ 970,368	$ 977,054	$ 982,582	$ 941,175	$ 967,763

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2014					2013					2012				
	March 31	June 30	September 30	December 31	Dec. 31/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD
Income Statement															
Interest income	$ 69,690	$ 72,003	$ 76,862	$ 81,309	$ 299,864	$ 71,045	$ 71,753	$ 72,329	$ 72,120	$ 287,247	$ 75,268	$ 75,518	$ 75,584	$ 74,199	$ 300,569
Interest expense	5,995	5,696	5,831	5,490	23,012	7,197	6,823	6,663	6,432	27,115	10,086	8,814	8,324	7,677	34,901
Net interest income	63,695	66,307	71,031	75,819	276,852	63,848	64,930	65,666	65,688	260,132	65,182	66,704	67,260	66,522	265,668
Provision for loan and covered loan losses	1,441	5,341	10,727	1,659	19,168	5,674	5,813	4,770	-	16,257	18,210	22,458	111,791	5,593	158,052
Service charges on deposit accounts	8,020	8,973	9,902	10,015	36,910	8,677	9,118	9,472	9,259	36,526	8,660	8,848	9,502	9,689	36,699
Wealth management fees	6,457	6,552	6,721	6,744	26,474	5,839	6,126	6,018	6,202	24,185	5,392	5,394	5,415	5,590	21,791
Card-based fees	5,335	5,969	6,646	6,390	24,340	5,076	5,547	5,509	5,517	21,649	5,020	5,312	5,246	5,274	20,852
Mortgage banking income	1,115	959	1,125	812	4,011	1,968	1,010	1,273	1,055	5,306	101	63	196	2,329	2,689
Merchant servicing fees	2,709	2,916	2,932	2,703	11,260	2,554	2,899	2,915	2,585	10,953	2,322	2,908	2,849	2,727	10,806
Other service charges, commissions, and fees	1,413	1,639	2,334	2,700	8,086	1,644	1,308	2,617	2,094	7,663	1,097	1,126	1,142	1,121	4,486
Total fee-based revenues	25,049	27,008	29,660	29,364	111,081	25,758	26,008	27,804	26,712	106,282	22,592	23,651	24,350	26,730	97,323
Net securities gains (losses)	1,073	4,517	2,570	(63)	8,097	-	216	33,801	147	34,164	(943)	151	(217)	88	(921)
Gains on sales of properties	-	-	3,954	-	3,954	-	-	-	-	-	-	-	-	-	-
Other income	447	423	512	613	1,995	500	684	800	313	2,297	1,135	406	727	460	2,728
Trading gains (losses)	191	531	(356)	311	677	1,036	214	882	1,057	3,189	1,401	(575)	685	116	1,627
BOLI income (loss)	490	773	767	843	2,873	281	319	284	584	1,468	248	404	300	355	1,307
Net (losses) gains on early extinguishment of debt	-	(2,059)	-	-	(2,059)	-	-	-	(1,034)	(1,034)	256	-	-	(814)	(558)
BOLI modification loss	-	-	-	-	-	-	-	(13,312)	-	(13,312)	-	-	-	-	-
Gain on termination of FHLB forward commitments	-	-	-	-	-	-	-	7,829	-	7,829	-	-	-	-	-
Gains on acquisitions	-	-	-	-	-	-	-	-	-	-	-	-	3,289	-	3,289
Gain on bulk loan sales	-	-	-	-	-	-	-	-	-	-	-	-	-	5,153	5,153
Total noninterest income	27,250	31,193	37,107	31,068	126,618	27,575	27,441	58,088	27,779	140,883	24,689	24,037	29,134	32,088	109,948
Salaries and wages and nonqualified plan expense	27,383	28,403	28,152	32,640	116,578	28,963	26,820	28,257	28,591	112,631	27,257	23,852	26,881	27,241	105,231
Retirement and other employee benefits	6,108	6,158	7,319	7,660	27,245	7,606	6,101	6,013	6,399	26,119	6,793	5,714	6,230	6,787	25,524
Net occupancy and equipment expense	9,391	7,672	8,639	9,479	35,181	8,147	7,793	7,982	7,910	31,832	8,331	7,513	8,108	8,747	32,699
Professional services	5,389	5,691	5,692	6,664	23,436	5,218	5,595	5,517	5,592	21,922	5,629	6,905	6,665	10,415	29,614
Technology and related costs	3,074	3,104	3,253	3,444	12,875	2,483	2,884	2,984	2,984	11,335	2,858	2,851	2,906	3,231	11,846
Net OREO expense	1,556	1,569	1,406	2,544	7,075	1,799	1,084	2,849	2,815	8,547	1,864	4,124	3,208	1,325	10,521
Advertising and promotions	1,613	2,306	1,822	2,418	8,159	1,410	2,033	2,167	2,144	7,754	870	1,032	1,427	1,744	5,073
Merchant card expense	2,213	2,383	2,396	2,203	9,195	2,044	2,321	2,339	2,076	8,780	1,796	2,324	2,272	2,192	8,584
Cardholder expenses	1,014	1,081	1,120	1,036	4,251	929	1,043	1,030	1,019	4,021	1,042	980	982	935	3,939
FDIC premiums	1,353	1,377	1,523	1,571	5,824	1,742	1,704	1,734	1,258	6,438	1,719	1,659	1,785	1,763	6,926
Adjusted amortization of FDIC indemnification asset	-	-	-	-	-	750	750	-	-	1,500	-	-	4,000	2,705	6,705
Intangibles amortization	761	643	643	842	2,889	819	819	819	821	3,278	834	834	849	855	3,372
Other expenses	3,813	3,800	4,600	5,033	17,246	2,904	3,480	3,011	3,185	12,580	3,620	3,369	4,810	5,667	17,466
Acquisition and integration related expenses	-	830	3,748	9,294	13,872	-	-	-	-	-	-	-	-	-	-
Total noninterest expense	63,668	65,017	70,313	84,828	283,826	64,814	62,427	64,702	64,794	256,737	62,613	61,157	70,123	73,607	267,500
Income (loss) before income tax	25,836	27,142	27,098	20,400	100,476	20,935	24,131	54,282	28,673	128,021	9,048	7,126	(85,520)	19,410	(49,936)
Income tax	8,172	8,642	8,549	5,807	31,170	6,293	7,955	24,959	9,508	48,715	1,156	761	(36,993)	6,194	(28,882)
Net income (loss)	$ 17,664	$ 18,500	$ 18,549	$ 14,593	$ 69,306	$ 14,642	$ 16,176	$ 29,323	$ 19,165	$ 79,306	$ 7,892	$ 6,365	$ (48,527)	$ 13,216	$ (21,054)
Net income (loss) applicable to common shares	$ 17,439	$ 18,270	$ 18,307	$ 14,454	$ 68,470	$ 14,430	$ 15,957	$ 28,907	$ 18,905	$ 78,199	$ 7,753	$ 6,289	$ (47,812)	$ 13,022	$ (20,748)
Basic earnings (loss) per common share	0.24	0.25	0.25	0.19	0.92	0.20	0.22	0.39	0.26	1.06	0.11	0.09	(0.65)	0.18	(0.28)
Diluted earnings (loss) per common share	0.24	0.25	0.25	0.19	0.92	0.20	0.22	0.39	0.26	1.06	0.11	0.09	(0.65)	0.18	(0.28)
Weighted average shares outstanding	74,147	74,322	74,341	75,119	74,484	73,867	74,017	74,023	74,029	73,984	73,505	73,659	73,742	73,750	73,665
Weighted average diluted shares outstanding	74,159	74,333	74,352	75,131	74,496	73,874	74,024	74,034	74,042	73,994	73,505	73,659	73,742	73,758	73,666
Tax-equivalent adjustment [1]	$ 2,976	$ 2,899	$ 2,939	$ 2,923	$ 11,737	$ 3,154	$ 3,074	$ 3,027	$ 3,042	$ 12,297	$ 3,292	$ 3,324	$ 3,400	$ 3,233	$ 13,249
Tax-equivalent net interest income [1]	66,671	69,206	73,970	78,742	288,589	67,002	68,004	68,693	68,730	272,429	68,474	70,028	70,660	69,755	278,917
Common stock and related per common share data:															
Book value	$ 13.56	$ 13.81	$ 13.94	$ 14.17	$ 14.17	$ 12.70	$ 12.98	$ 13.14	$ 13.34	$ 13.34	$ 12.99	$ 13.07	$ 12.47	$ 12.57	$ 12.57
Tangible book value	9.90	10.16	9.71	9.87	9.87	8.96	9.26	9.45	9.66	9.66	9.21	9.30	8.71	8.82	8.82
Dividends declared per share	0.07	0.08	0.08	0.08	0.31	0.01	0.04	0.04	0.07	0.16	0.01	0.01	0.01	0.01	0.04
Closing price at period end	17.08	17.03	16.09	17.11	17.11	13.28	13.72	15.08	17.53	17.53	11.98	10.98	12.56	12.52	12.52
Market price - period high	17.83	18.19	17.77	17.99	18.19	13.60	13.87	16.20	18.49	18.49	12.87	12.25	13.40	13.57	13.57
Market price - period low	15.36	15.49	15.64	15.01	15.01	12.11	11.57	13.81	14.90	11.57	10.25	9.42	10.43	11.62	9.42
Closing price to book value	1.3	1.2	1.2	1.2	1.2	1.0	1.1	1.1	1.3	1.3	0.9	0.8	1.0	1.0	1.0
Period end shares outstanding	75,266	75,273	75,295	77,695	77,695	75,095	75,063	75,074	75,071	75,071	74,898	74,862	74,831	74,840	74,840
Period end treasury shares	10,521	10,514	10,492	10,533	10,533	10,692	10,724	10,713	10,716	10,716	10,889	10,925	10,956	10,947	10,947
Common dividends	$ 5,272	$ 6,025	$ 6,027	$ 6,207	$ 23,531	$ 752	$ 3,003	$ 3,004	$ 5,260	$ 12,019	$ 749	$ 745	$ 747	$ 739	$ 2,980

Note: Discussion of footnotes are located at the end of this document.

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2014				
	March 31	June 30	September 30	December 31	Dec. 31/YTD
Other Key Ratios/Data:					
Return on average common equity [2]	6.97%	7.08%	6.91%	5.35%	6.56%
Return on average tangible common equity [2][3]	9.62%	9.98%	10.91%	10.61%	10.29%
Return on average assets [2]	0.86%	0.88%	0.84%	0.63%	0.80%
Net interest margin [1]	3.61%	3.65%	3.72%	3.76%	3.69%
Loans-to-deposits, including covered loans	85.31%	86.27%	85.60%	85.41%	85.41%
Yield on average interest-earning assets [1]	3.93%	3.95%	4.01%	4.02%	3.98%
Cost of funds	0.46%	0.44%	0.43%	0.38%	0.43%
Net noninterest expense ratio [2]	1.84%	1.73%	1.80%	2.31%	1.93%
Effective income tax rate	31.63%	31.84%	31.55%	28.47%	31.02%
Full time equivalent employees - end of period	1,619	1,623	1,734	1,788	1,788
Number of bank branches	86	86	98	103	103
Number of automated teller machines	124	121	136	145	145
Efficiency Ratio Calculation					
Noninterest expense	$ 63,668	$ 65,017	$ 70,313	$ 84,828	$ 283,826
Less:					
Net OREO expense	(1,556)	(1,569)	(1,406)	(2,544)	(7,075)
Acquisition and integration related expenses	-	(830)	(3,748)	(9,294)	(13,872)
Total	$ 62,112	$ 62,618	$ 65,159	$ 72,990	$ 262,879
Tax-equivalent net interest income [1]	$ 66,671	$ 69,206	$ 73,970	$ 78,742	$ 288,589
Fee-based revenues	25,049	27,008	29,660	29,364	111,081
Add:					
Other income	447	423	512	613	1,995
Trading gains (losses)	191	531	(356)	311	677
Tax-equivalaent BOLI (BOLI/.6)	817	1,288	1,278	1,405	4,788
Total	$ 93,175	$ 98,456	$ 105,064	$ 110,435	$ 407,130
Efficiency ratio	66.66%	63.60%	62.02%	66.09%	64.57%
Risk-Based Capital Data:					
Common stock	$ 858	$ 858	$ 858	$ 882	$ 882
Additional paid-in capital	406,009	407,895	408,789	449,798	449,798
Retained earnings	866,132	878,607	891,129	899,516	899,516
Treasury stock, at cost	(232,802)	(232,651)	(232,248)	(233,566)	(233,566)
Trust preferred securities	36,690	36,690	36,690	50,690	50,690
Goodwill and other intangible assets	(275,605)	(274,962)	(318,511)	(334,199)	(334,199)
Disallowed deferred tax assets	(39,250)	(35,861)	(33,473)	(30,638)	(30,638)
Tier 1 capital	762,032	780,576	753,234	802,483	802,483
Tier 2 capital	89,946	87,641	82,421	82,209	82,209
Total capital	$ 851,978	$ 868,217	$ 835,655	$ 884,692	$ 884,692
Risk-adjusted assets	$ 6,980,930	$ 7,116,591	$ 7,640,479	$ 7,879,366	$ 7,879,366
Tier 1 common capital	725,342	743,886	716,544	751,793	751,793
Tangible common equity	744,820	764,476	731,165	766,576	766,576
Tangible common equity excluding OCI	764,592	779,747	750,017	782,431	782,431
Adjusted average assets	7,993,529	8,123,488	8,433,363	8,884,045	8,884,045
Total capital to risk-weighted assets	12.20%	12.20%	10.94%	11.23%	11.23%
Tier 1 capital to risk-weighted assets	10.92%	10.97%	9.86%	10.18%	10.18%
Tier 1 leverage to average assets	9.53%	9.61%	8.93%	9.03%	9.03%
Tier 1 common capital to risk-weighted assets	10.39%	10.45%	9.38%	9.54%	9.54%
Tangible common equity ratio	9.25%	9.52%	8.33%	8.41%	8.41%
Tangible common equity ratio, excluding OCI	9.49%	9.71%	8.54%	8.59%	8.59%
Tangible common equity to risk-weighted assets	10.67%	10.74%	9.57%	9.73%	9.73%

	2013				
	March 31	June 30	September 30	December 31	Dec. 31/YTD
Other Key Ratios/Data:					
Return on average common equity [2]	6.17%	6.66%	11.66%	7.53%	8.04%
Return on average tangible common equity [2][3]	8.78%	9.35%	16.33%	10.46%	11.29%
Return on average assets [2]	0.74%	0.79%	1.38%	0.91%	0.96%
Net interest margin [1]	3.77%	3.70%	3.63%	3.62%	3.68%
Loans-to-deposits, including covered loans	81.23%	79.51%	80.00%	84.46%	84.46%
Yield on average interest-earning assets [1]	4.18%	4.07%	3.98%	3.95%	4.04%
Cost of funds	0.55%	0.51%	0.49%	0.48%	0.51%
Net noninterest expense ratio [2]	1.87%	1.71%	1.65%	1.71%	1.73%
Effective income tax rate	30.06%	32.97%	45.98%	33.16%	38.05%
Full time equivalent employees - end of period	1,693	1,672	1,644	1,647	1,647
Number of bank branches	91	87	87	86	86
Number of automated teller machines	126	126	124	124	124
Efficiency Ratio Calculation					
Noninterest expense	$ 64,814	$ 62,427	$ 64,702	$ 64,794	256,737
Less:					
Net OREO expense	(1,799)	(1,084)	(2,849)	(2,815)	(8,547)
Acquisition and integration related expenses	-	-	-	-	-
Total	$ 63,015	$ 61,343	$ 61,853	$ 61,979	$ 248,190
Tax-equivalent net interest income [1]	$ 67,002	$ 68,004	$ 68,693	$ 68,730	272,429
Fee-based revenues	25,758	26,008	27,804	26,712	106,282
Add:					
Other income	500	684	800	313	2,297
Trading gains (losses)	1,036	214	882	1,057	3,189
Tax-equivalaent BOLI (BOLI/.6)	468	532	473	973	2,447
Total	$ 94,764	95,442	98,652	97,785	386,644
Efficiency ratio	66.50%	64.27%	62.70%	63.38%	64.19%
Risk-Based Capital Data:					
Common stock	$ 858	$ 858	$ 858	$ 858	$ 858
Additional paid-in capital	409,077	411,470	412,677	414,293	414,293
Retained earnings	800,343	813,516	839,835	853,740	853,740
Treasury stock, at cost	(239,938)	(240,892)	(240,588)	(240,657)	(240,657)
Trust preferred securities	59,965	59,965	59,965	36,690	36,690
Goodwill and other intangible assets	(280,240)	(279,421)	(277,187)	(276,366)	(276,366)
Disallowed deferred tax assets	(74,615)	(71,987)	(51,092)	(47,144)	(47,144)
Tier 1 capital	675,450	693,509	744,468	741,414	741,414
Tier 2 capital	95,700	97,313	99,207	100,373	100,373
Total capital	$ 771,150	$ 790,822	$ 843,675	$ 841,787	$ 841,787
Risk-adjusted assets	$ 6,401,019	$ 6,536,368	$ 6,694,123	$ 6,794,666	$ 6,794,666
Tier 1 common capital	615,485	633,544	684,503	704,724	704,724
Tangible common equity	673,211	695,232	709,538	725,076	725,076
Tangible common equity excluding OCI	690,100	705,531	735,595	751,868	751,868
Adjusted average assets	7,717,847	7,910,936	8,082,881	8,075,888	8,075,888
Total capital to risk-weighted assets	12.05%	12.10%	12.60%	12.39%	12.39%
Tier 1 capital to risk-weighted assets	10.55%	10.61%	11.12%	10.91%	10.91%
Tier 1 leverage to average assets	8.75%	8.77%	9.21%	9.18%	9.18%
Tier 1 common capital to risk-weighted assets	9.62%	9.69%	10.23%	10.37%	10.37%
Tangible common equity ratio	8.66%	8.62%	8.61%	9.09%	9.09%
Tangible common equity ratio, excluding OCI	8.88%	8.75%	8.93%	9.43%	9.43%
Tangible common equity to risk-weighted assets	10.52%	10.64%	10.60%	10.67%	10.67%

	2012				
	March 31	June 30	September 30	December 31	Dec. 31/YTD
Other Key Ratios/Data:					
Return on average common equity [2]	3.21%	2.59%	-19.36%	5.50%	-2.14%
Return on average tangible common equity [2][3]	4.56%	3.65%	-28.22%	7.90%	-3.07%
Return on average assets [2]	0.40%	0.32%	-2.35%	0.65%	-0.26%
Net interest margin [1]	3.88%	3.88%	3.83%	3.84%	3.86%
Loans-to-deposits, including covered loans	83.08%	83.41%	80.53%	80.75%	80.75%
Yield on average interest-earning assets [1]	4.45%	4.37%	4.28%	4.26%	4.34%
Cost of funds	0.76%	0.67%	0.62%	0.57%	0.66%
Net noninterest expense ratio [2]	1.88%	1.85%	2.13%	2.25%	2.03%
Effective income tax rate	12.78%	10.68%	43.26%	31.91%	57.84%
Full time equivalent employees - end of period	1,757	1,758	1,768	1,731	1,731
Number of bank branches	98	98	94	91	91
Number of automated teller machines	132	132	131	130	130
Efficiency Ratio Calculation					
Noninterest expense	$ 62,613	$ 61,157	$ 70,123	$ 73,607	267,500
Less:					
Net OREO expense	(1,864)	(4,124)	(3,208)	(1,325)	(10,521)
Acquisition and integration related expenses	-	-	-	-	-
Total	$ 60,749	$ 57,033	$ 66,915	$ 72,282	$ 256,979
Tax-equivalent net interest income [1]	68,474	70,028	70,660	69,755	278,917
Fee-based revenues	22,592	23,651	24,350	26,730	97,323
Add:					
Other income	1,135	406	727	460	2,728
Trading gains (losses)	1,401	(575)	685	116	1,627
Tax-equivalaent BOLI (BOLI/.6)	413	673	500	592	2,178
Total	94,015	94,183	96,922	97,653	382,773
Efficiency ratio	64.62%	60.56%	69.04%	74.02%	67.14%
Risk-Based Capital Data:					
Common stock	$ 858	$ 858	$ 858	$ 858	$ 858
Additional paid-in capital	413,742	414,665	417,245	418,318	418,318
Retained earnings	817,630	823,250	773,976	786,453	786,453
Treasury stock, at cost	(248,610)	(248,354)	(249,396)	(249,076)	(249,076)
Trust preferred securities	64,265	64,265	64,265	59,965	59,965
Goodwill and other intangible assets	(282,815)	(281,981)	(281,914)	(281,059)	(281,059)
Disallowed deferred tax assets	(50,602)	(54,178)	(86,201)	(82,979)	(82,979)
Tier 1 capital	714,468	718,525	638,833	652,480	652,480
Tier 2 capital	129,330	110,938	111,102	102,784	102,784
Total capital	$ 843,798	$ 829,463	$ 749,935	$ 755,264	$ 755,264
Risk-adjusted assets	$ 6,263,673	$ 6,409,298	$ 6,437,263	$ 6,348,523	$ 6,348,523
Tier 1 common capital	650,203	654,260	574,568	592,515	592,515
Tangible common equity	689,886	696,571	651,521	659,834	659,834
Tangible common equity excluding OCI	700,805	708,438	660,769	675,494	675,494
Adjusted average assets	7,620,777	7,772,866	7,854,202	7,768,967	7,768,967
Total capital to risk-weighted assets	13.47%	12.94%	11.65%	11.90%	11.90%
Tier 1 capital to risk-weighted assets	11.41%	11.21%	9.92%	10.28%	10.28%
Tier 1 leverage to average assets	9.38%	9.24%	8.13%	8.40%	8.40%
Tier 1 common capital to risk-weighted assets	10.38%	10.21%	8.93%	9.33%	9.33%
Tangible common equity ratio	8.95%	8.91%	8.26%	8.44%	8.44%
Tangible common equity ratio, excluding OCI	9.10%	9.06%	8.38%	8.64%	8.64%
Tangible common equity to risk-weighted assets	11.01%	10.87%	10.12%	10.39%	10.39%

Note: Discussion of footnotes are located at the end of this document.

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2014					2013					2012				
	March 31	June 30	September 30	December 31	Dec. 31/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD	March 31	June 30	September 30	December 31	Dec. 31/YTD
Asset Quality Performance Data:															
Non-performing loans [(4)]:															
Commercial and industrial	$ 8,559	$ 22,629	$ 19,696	$ 22,693	$ 22,693	$ 29,625	$ 28,157	$ 13,835	$ 11,767	$ 11,767	$ 55,158	$ 55,358	$ 31,102	$ 25,941	$ 25,941
Agricultural	364	363	361	360	360	655	786	642	519	519	882	1,293	1,204	1,173	1,173
Commercial real estate:															
Office, retail, and industrial	24,968	16,423	16,963	12,939	12,939	26,438	24,428	19,855	17,076	17,076	34,831	46,629	22,624	23,224	23,224
Multi-family	2,181	1,572	1,536	754	754	1,766	2,068	2,068	1,848	1,848	9,615	8,843	2,028	1,434	1,434
Construction	5,297	5,077	7,082	6,981	6,981	6,425	7,209	6,237	6,297	6,297	41,401	39,481	9,173	5,485	5,485
Other commercial real estate	9,049	7,930	7,576	6,654	6,654	17,532	13,022	11,620	8,153	8,153	43,137	34,192	21,284	16,214	16,214
Home equity and installment	8,785	8,643	7,409	5,574	5,574	8,276	8,459	8,858	8,940	8,940	8,873	7,246	6,263	6,189	6,189
1-4 family mortgages	5,014	4,091	3,235	2,898	2,898	4,680	5,064	5,055	5,198	5,198	5,648	5,466	5,901	4,874	4,874
Total non-accrual loans	64,217	66,728	63,858	58,853	58,853	95,397	89,193	68,170	59,798	59,798	199,545	198,508	99,579	84,534	84,534
90 days or more past due loans	4,973	3,533	5,983	771	771	5,552	3,832	5,642	3,708	3,708	7,674	8,192	12,582	8,689	8,689
Total non-performing loans	69,190	70,261	69,841	59,624	59,624	100,949	93,025	73,812	63,506	63,506	207,219	206,700	112,161	93,223	93,223
Accruing troubled debt restructurings	6,301	5,697	5,449	3,704	3,704	2,587	8,287	24,329	23,770	23,770	2,076	7,811	6,391	6,867	6,867
Other real estate owned	30,026	30,331	29,165	25,779	25,779	39,994	39,497	35,616	32,473	32,473	35,276	28,309	36,487	39,953	39,953
Total non-performing assets [(4)]	$ 105,517	$ 106,289	$ 104,455	$ 89,107	$ 89,107	$ 143,530	$ 140,809	$ 133,757	$ 119,749	$ 119,749	$ 244,571	$ 242,820	$ 155,039	$ 140,043	$ 140,043
30-89 days past due loans [(4)]	$ 12,861	$ 24,167	$ 13,458	$ 13,473	$ 13,473	$ 22,222	$ 21,756	$ 15,111	$ 20,742	$ 20,742	$ 21,241	$ 23,597	$ 20,088	$ 22,666	$ 22,666
Allowance for credit losses:															
Allowance for loan losses	$ 69,203	$ 68,983	$ 64,457	$ 65,468	$ 65,468	$ 85,364	$ 79,729	$ 77,772	$ 72,946	$ 72,946	$ 115,271	$ 115,200	$ 93,048	$ 87,384	$ 87,384
Allowance for covered loan losses	11,429	9,343	8,649	7,226	7,226	12,227	14,381	13,056	12,559	12,559	993	982	9,397	12,062	12,062
Reserve for unfunded commitments	1,616	1,616	1,616	1,816	1,816	2,866	2,866	2,386	1,616	1,616	2,500	2,500	2,500	3,366	3,366
Total allowance for credit losses	$ 82,248	$ 79,942	$ 74,722	$ 74,510	$ 74,510	$ 100,457	$ 96,976	$ 93,214	$ 87,121	$ 87,121	$ 118,764	$ 118,682	$ 104,945	$ 102,812	$ 102,812
Provision for loan and covered loan losses	$ 1,441	$ 5,341	$ 10,727	$ 1,659	$ 19,168	$ 5,674	$ 5,813	$ 4,770	$ -	$ 16,257	$ 18,210	$ 22,458	$ 111,791	$ 5,593	$ 158,052
Net charge-offs by category:															
Commercial and industrial	$ 1,367	$ 1,840	$ 9,047	$ 1,217	$ 13,471	$ 996	$ 2,448	$ 2,057	$ 2,528	$ 8,029	$ 7,524	$ 5,870	$ 41,781	$ 1,778	$ 56,953
Agricultural	153	-	-	-	153	90	95	141	(58)	268	(50)	18	4,531	(177)	4,322
Commercial real estate:															
Office, retail, and industrial	1,025	3,221	2,459	143	6,848	1,260	1,418	956	882	4,516	2,665	2,263	29,368	95	34,391
Multi-family	89	265	26	476	856	160	183	112	(10)	445	9	313	2,755	9	3,086
Construction	503	232	157	(6)	886	563	845	410	(934)	884	633	6,214	20,279	234	27,360
Other commercial real estate	1,627	472	1,255	(247)	3,107	1,505	218	639	776	3,138	8,177	2,934	23,452	1,786	36,349
Home equity and installment	1,487	1,018	2,089	307	4,901	1,861	2,085	1,818	1,636	7,400	1,966	2,244	2,351	1,710	8,271
1-4 family mortgages	403	597	909	35	1,944	396	25	290	232	943	210	250	569	826	1,855
Net charge-offs, excluding covered loans	6,654	7,645	15,942	1,925	32,166	6,831	7,317	6,423	5,052	25,623	21,134	20,106	125,086	6,261	172,587
Charge-offs on covered loans	(340)	2	5	146	(187)	698	1,977	1,629	271	4,575	274	2,434	442	1,465	4,615
Total net charge-offs	$ 6,314	$ 7,647	$ 15,947	$ 2,071	$ 31,979	$ 7,529	$ 9,294	$ 8,052	$ 5,323	$ 30,198	$ 21,408	$ 22,540	$ 125,528	$ 7,726	$ 177,202
Total recoveries included above	$ 3,244	$ 1,133	$ 1,159	$ 2,669	$ 8,205	$ 3,243	$ 1,388	$ 1,243	$ 2,508	$ 8,382	$ 1,278	$ 1,141	$ 731	$ 2,455	$ 5,605
Asset Quality ratios [(4)]:															
Non-accrual loans to loans	1.13%	1.14%	1.08%	0.99%	0.99%	1.84%	1.69%	1.25%	1.07%	1.07%	3.88%	3.75%	1.91%	1.63%	1.63%
Non-performing loans to loans	1.22%	1.20%	1.18%	1.00%	1.00%	1.95%	1.76%	1.35%	1.14%	1.14%	4.03%	3.90%	2.15%	1.80%	1.80%
Non-performing assets to loans plus OREO	1.84%	1.81%	1.76%	1.49%	1.49%	2.75%	2.64%	2.44%	2.13%	2.13%	4.73%	4.56%	2.95%	2.68%	2.68%
Non-performing assets to tangible common equity plus allowance for credit losses	12.94%	12.73%	13.10%	10.69%	10.69%	18.85%	18.10%	16.94%	14.98%	14.98%	30.28%	29.82%	20.75%	18.66%	18.66%
Non-accrual loans to total assets	0.77%	0.80%	0.75%	0.62%	0.62%	1.18%	1.07%	0.80%	0.72%	0.72%	2.50%	2.45%	1.22%	1.04%	1.04%
Allowance for credit losses and net charge-off ratios [(4)]:															
Allowance for credit losses to loans	1.24%	1.21%	1.12%	1.13%	1.13%	1.70%	1.56%	1.47%	1.34%	1.34%	2.29%	2.22%	1.83%	1.75%	1.75%
Allowance for credit losses to non-accrual loans	110.28%	105.80%	103.47%	114.33%	114.33%	92.49%	92.60%	117.59%	124.69%	124.69%	59.02%	59.29%	95.95%	107.35%	107.35%
Allowance for credit losses to non-performing loans	102.35%	100.48%	94.60%	112.85%	112.85%	87.40%	88.79%	108.60%	117.41%	117.41%	56.83%	56.94%	85.19%	97.35%	97.35%
Net charge-offs to average loans [(2)]	0.48%	0.53%	1.08%	0.13%	0.56%	0.54%	0.57%	0.47%	0.36%	0.48%	1.67%	1.55%	9.29%	0.48%	3.32%
Allowance for credit losses to loans, including acquired and covered loans	1.41%	1.34%	1.15%	1.11%	1.11%	1.87%	1.78%	1.66%	1.52%	1.52%	2.20%	2.15%	1.93%	1.91%	1.91%
Allowance for credit losses to loans, excluding acquired loans, including covered loans	1.41%	1.34%	1.25%	1.24%	1.24%	1.87%	1.78%	1.66%	1.52%	1.52%	2.20%	2.15%	1.93%	1.91%	1.91%

Footnotes:

(1) Tax equivalent basis reflects federal and state tax benefits.

(2) Annualized based on the actual number of days for each period presented.

(3) Excludes acquisition and integration costs of $9.3 million and $13.9 million for the quarter and year ended December 31, 2014, respectively, and $3.8 million and $830,000 for the quarters ended September 30, 2014 and June 30, 2014, respectively.

(4) Excludes acquired and covered loans and covered OREO. The balance sheet includes acquired loans within total loans of $533.2 million as of September 30, 2014 and $718.3 million as of December 31, 2014.